UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Cope)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 3, 2017, Opiant Pharmaceuticals, Inc. (the “Company”) and ADAPT Pharma, Inc. (“Adapt Inc.”) received notice from Teva Pharmaceuticals Industries Ltd. (“Teva Ltd.”) and TEVA Pharmaceuticals USA, Inc., a wholly owned subsidiary of Teva Ltd. (“Teva USA” and, together with Teva Ltd., “Teva”), pursuant to 21 U.S.C. § 355(j)(2)(B)(ii) (the “Notice Letter”), that Teva USA had filed Abbreviated New Drug Application (“ANDA”) No. 209522 with the United States Food and Drug Administration (“FDA”) seeking regulatory approval to market a generic version of NARCAN® (naloxone hydrochloride) Nasal Spray (“NARCAN®”) before the expiration of U.S. Patent No. 9,468,747 (the “’747 patent”). The ‘747 patent is listed with respect to NARCAN® in the FDA’s Approved Drug Products with Therapeutic Equivalents Evaluations publication (commonly referred to as the “Orange Book”) and expires on March 16, 2035. Teva’s Notice Letter asserts that its generic product will not infringe the ‘747 patent or that the ‘747 patent is invalid or unenforceable. The Company and Adapt Inc. are evaluating Teva’s Notice Letter.

On September 21, 2016, the Company filed a Form 8-K announcing that it and Adapt Inc. received notice from Teva, pursuant to 21 U.S.C. § 355(j)(2)(B)(ii), that Teva USA had filed ANDA No. 209522 with the FDA seeking regulatory approval to market a generic version of NARCAN® before the expiration of U.S. Patent No. 9,211,253 owned by the Company (the “’253 patent”). On October 21, 2016, Adapt Inc., Adapt Pharma Operations Limited and the Company (collectively, the “Plaintiffs”) filed a complaint for patent infringement against Teva in the United States District Court for the District of New Jersey arising from Teva USA’s filing of the ANDA No. 209522 with the FDA with respect to the ‘253 patent. The Plaintiffs seek, among other relief, an order that the effective date of FDA approval of ANDA No. 209522 be a date later than the expiration of the ‘253 patent, as well as equitable relief enjoining Teva from infringing the ‘253 patent and monetary relief as a result of any such infringement.

The Company has full confidence in its intellectual property portfolio related to NARCAN® and expects that the ‘253 patent and ‘747 patent will continue to be vigorously defended from any infringement. The Company may receive additional Notice Letters from other companies seeking to market generic versions of NARCAN® in the future and, after evaluation, the Company may commence patent infringement lawsuits against such companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: January 6, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: President and Chief Executive Officer